UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

BAYVIEW ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41890	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BAYAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BAYA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	BAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed, on June 7, 2024, Bayview Acquisition Corp, a Cayman Islands exempted company (“SPAC” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Oabay Holding Company, a Cayman Islands exempted company limited by shares (“PubCo”), Oabay Inc., a Cayman Islands exempted company limited by shares (“Oabay”), Bayview Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares and a wholly- owned subsidiary of PubCo (“Merger Sub 1”), Bayview Merger Sub 2, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), Oabay Merger Sub Limited, a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of PubCo (“Merger Sub 3”), BLAFC Limited, a business company limited by shares in the British Virgin Islands, Bayview Holding LP, a Delaware limited partnership, and Peace Investment Holdings Limited, a Delaware limited partnership.

Upon consummation of the transactions contemplated by the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth therein, (i) SPAC will merge with and into Merger Sub 1, with SPAC surviving the merger in accordance with the Companies Act (As Revised) of the Cayman Islands (the “Act”) (the “Prior First SPAC Merger”), (ii) immediately following the Prior First SPAC Merger, SPAC will merge with and into Merger Sub 2, with Merger Sub 2 surviving the merger in accordance with the Act (the “Prior Second SPAC Merger,” and together with the Prior First SPAC Merger, the “Prior Initial Mergers”), and (iii) following the Prior Initial Mergers, Merger Sub 3 will merge with and into Oabay, with Oabay being the surviving entity and becoming a wholly-owned subsidiary of PubCo in accordance with the Act (the “Prior Acquisition Merger,” and together with the Prior Initial Mergers, the “Prior Mergers”).

As previously disclosed, on June 26, 2024, the parties to the Merger Agreement entered into Amendment No. 1 to the Merger Agreement (the “Amendment”) pursuant to which, among other things, the parties agreed to revise the earnout milestones to reflect new consolidated revenue metrics.

On May 14, 2025, the parties to the Merger Agreement entered into Amendment No. 2 to the Merger Agreement (the “Second Amendment”) pursuant to which the parties agreed to realign the sequence of the transactions contemplated by the Merger Agreement so that such sequence is as follows: (i) Merger Sub 3 will merge with and into Oabay, with Oabay being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “Acquisition Merger”), and (ii) immediately following the Acquisition Merger, Merger Sub 1 will merge with and into SPAC, with SPAC being the surviving entity (the “First SPAC Merger” and together with the Acquisition Merger, the “Mergers”), each Merger to occur upon the terms and subject to the conditions set forth in the Second Amendment and in accordance with the applicable provisions of the Act.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

Additional Information about the Business Combination and Where to Find It

In connection with the transactions contemplated by the Merger Agreement, including, but not limited to the Mergers, (the “Business Combination,”) the Company intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the Business Combination, as these materials will contain important information about Oabay, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to the Company at 420 Lexington Ave, Suite 2446, New York, NY 10170, Attention: Xin Wang, Chief Executive Officer, (347) 6270-0058.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to the Company at 420 Lexington Ave, Suite 2446, New York, NY 10170, Attention: Xin Wang, Chief Executive Officer, (347) 6270-0058. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Oabay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Oabay’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Oabay’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Oabay’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the outcome of any legal proceedings that may be instituted against the Company and/or Oabay following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of the Company or other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Oabay or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 2 to Merger Agreement, dated May 14, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025

BAYVIEW ACQUISITION CORP

By:	/s/ Xin Wang
Name:	Xin Wang
Title:	Chief Executive Officer